Inventories (Details) - USD ($) $ in Millions		Mar. 31, 2022	Dec. 31, 2021
Inventory Disclosure [Abstract]
Raw materials and supplies		$ 176	$ 185
Work in process		58	51
Finished goods		239	242
Total	[1]	$ 473	$ 478

[1]	At March 31, 2022 and December 31, 2021, the following amounts from consolidated variable interest entities are included in the respective balance sheet captions above: $4 each of cash and cash equivalents; $7 each of accounts receivable, net; $2 each of inventories; $3 each of property, plant and equipment, net; $5 each of intangible assets, net; $3 each of accounts payable; $1 and $3 of accrued liabilities. See "Note 5. Variable Interest Entities."